        Exhibit F, Schedule 1(e)                                                                     new                new
Comp.-                                                                                            Comp.name           Comp.name
ID             old Company name                         new Company name                         from (date)          to (date)


 4098 Colortrend International Inc.             Degussa International Inc.                        01.07.2002
 4745 SKW Alz Energie GmbH                      SKW Metallurgie Vermogensverwaltungs-GmbH         01.07.2002
 4970 HERKULES Einhundertundvierte
      Verwaltungsgesellschaft mbH               Oxxynova Holding GmbH                             01.07.2002
 8196 SKW Nature Products
      Management GmbH                           Degussa Flavors & Fruit Systems
                                                Deutschland GmbH                                  01.07.2002       29.09.2002
 8354 Th. Goldschmidt Ges. m. b. H.             Goldschmidt Austria Gesellschaft m.b.H.           01.07.2002
 8426 Ital, SA de CV                            Degussa Texturant Systems
                                                de Mexico, S.A. de C.V.                           01.07.2002
20383                                           INTERARGEM-Entsorgungs-GmbH                       01.07.2002       30.11.2002
20419                                           Stadtwerke Minden GmbH                            01.07.2002       30.11.2002
 2429 BIM Immobilien Franken
      GmbH & Co. KG                             EBY Objekt Nurnberg GmbH & Co. KG                 01.10.2002       30.11.2002
 2430 BIM OBAG Immobilienverwaltungs
      GmbH & Co. KG                             EBY Objekt Regensburg GmbH & Co. KG               01.10.2002       30.11.2002
20266 Stadtwerke Pforzheim GmbH & Co. KG        SWP Stadtwerke Pforzheim GmbH & Co. KG            01.10.2002
20341 East Distribution Network                 Rytu Skirstomieji Tinklai                         01.10.2002
20342 West Distribution Network                 Vakaru Skirstomieji Tinklai                       01.10.2002
20343 Lithuanian Power Plant                    Lituvos Elektrine                                 01.10.2002
20457 Mabiko Internet GmbH                      mabiko Geschaftsfuhrungs GmbH                     01.10.2002
20500                                           Johanna 4. Vermogensverwaltungs GmbH              01.10.2002       30.11.2002
20530                                           Mellansvenska Naturgas Konsortiet                 01.10.2002       30.11.2002
20532                                           Varmek                                            01.10.2002       02.10.2002
 2200 Hansewasser Ver- und
      Entsorgungs GmbH                          Hansewasser Ver- und Entsorgungs-GmbH             01.11.2002
  337 Kernkraftwerk Brokdorf GmbH               Kernkraftwerk Brokdorf
                                                Gesellschaft mit beschrankter Haftung             01.12.2002
  404 Kernkraftwerk Stade GmbH                  Kernkraftwerk Stade
                                                Gesellschaft mit beschrankter Haftung             01.12.2002
  778 Gemeinschaftskernkraftwerk
      Grohnde GmbH                              Gemeinschaftskernkraftwerk Grohnde
                                                Betriebsfuhrungsgesellschaft mit
                                                beschrankter Haftung                              01.12.2002
 2003 Beteiligungsgesellschaft der              Beteiligungsgesellschaft der                      01.12.2002
      Energieversorgungsunternehmen an der      Energieversorgungsunternehmen an der
      Kerntechnische Hilfsdienst                Kerntechnische Hilfsdienst GmbH
      GmbH - GbR (BEK-GbR)                      GbR (BEK-GbR)
 2184 Gemeinschaftskraftwerk Linden GmbH        GKL-Gemeinschaftskraftwerk                        01.12.2002
                                                Hannover-Linden GmbH
2192 E.ON Energie 4.
      Beteiligungsgesellschaft mbH              E.ON Energie 4. Beteiligungs-GmbH                 01.12.2002
 2213 Kraftwerk Schkopau GbR                    Kraftwerk Schkopau Gesellschaft
                                                des burgerlichen Rechts                           01.12.2002
 2225 Kraftwerk Kassel GbR                      E.ON Kraftwerke /                                 01.12.2002       01.01.2003
                                                Stadtische Werke Kassel GbR
2303 Versorgungsbetriebe Celle
      Beteiligungs-GmbH                         Versorgungsbetriebe Celle Beteiligungs-GmbH i.L.  01.12.2002
 2404 B. Grimm Bayernwerk Elektrowatt Ltd.      B. Grimm E.ON Electrowatt Limited                 01.12.2002
 2405 Bayerische Wasserkraftwerke AG            Bayerische Wasserkraftwerke                       01.12.2002       02.01.2003
                                                Aktiengesellschaft
2425 BHG Biomasse
      Heizwerk Gebersleithe GmbH                BHG Biomasse Heizwerk Gebersleithe                01.12.2002
 2429 EBY Objekt Nurnberg GmbH & Co. KG         EBY Objekt Nurnberg GmbH & Co KG                  01.12.2002
 2430 EBY Objekt Regensburg GmbH & Co. KG       EBY Objekt Regensburg GmbH & Co KG                01.12.2002
 2436 BTB-Bayreuther Thermalbad GmbH            BTB Bayreuther Thermalbad GmbH                    01.12.2002
 2450 Donau-Wasserkraft AG                      Donau-Wasserkraft Aktiengesellschaft              01.12.2002
 2454 E.ON Energie 7.
      Beteiligungsgesellschaft mbH              E.ON Energie 7. Beteiligungs-GmbH                 01.12.2002       02.01.2003
 2469 Energieversorgung Gemunden GmbH           EVG Energieversorgung Gemunden GmbH               01.12.2002
 2520 Grenzkraftwerke GmbH                      Grenzkraftwerke Gesellschaft
                                                mit beschrankter Haftung                          01.12.2002
 2571 Mainkraftwerk  Schweinfurt  GmbH          Mainkraftwerk  Schweinfurt
                                                Gesellschaft mit beschrankter Haftung             01.12.2002
 2576 Mittlere Donau Kraftwerke  AG             Mittlere Donau Kraftwerke  Aktiengesellschaft     01.12.2002
 2583 Obere Donau Kraftwerke  AG                Obere Donau Aktiengesellschaft                    01.12.2002
 2586 Osterreichisch-Bayerische
      Kraftwerke AG                             Osterreichisch-Bayerische
                                                Kraftwerke Aktiengesellschaft                     01.12.2002
 2606 Rhein-Main-Donau AG                       Rhein-Main-Donau Aktiengesellschaft               01.12.2002
 2666 strotog GmbH                              Strotog GmbH Stromversorgung fur Toging           01.12.2002
 2708 E.ON Energie 8.
      Beteiligungsgesellschaft mbH              Union Fenosa Beteiligungs GmbH                    01.12.2002       02.12.2002
 2752 Elektrizitatswerke
      Minden-Ravensberg GmbH                    Elektrizitatswerk Minden-Ravensberg
                                                Gesellschaft mit beschrankter Haftung             01.12.2002
 2950 Bayernwerk Wasserkraft GbR                Vereinigung der Gesellschafter
                                                der Bayernwerk Wasserkraft AG                     01.12.2002
20086 Hassleholm Elforsaljning AB               Sydkraft Polen                                    01.12.2002       02.12.2002
20144 Enista  Atervinning                       Enista  Atervinning AB                            01.12.2002       02.01.2003
20178 Osby Kabel-TV AB                          Oldens Kraft AB                                   01.12.2002
20216 Hafslund ASA                              Hafslund AS                                       01.12.2002
20221 WM-data Ellips AB                         WM-Data AB                                        01.12.2002       14.01.2003
20232 Sydkraft Communication i
      Sundsvall AB                              Sydkraft Communication AB                         01.12.2002
20235 ElektroSandberg Matteknik                 ElektroSandberg Matteknik AB                      01.12.2002
20273 Wasserversorgung Sarstedt                 Wasserversorgung Sarstedt GmbH                    01.12.2002
20281 Energieversorgung Celle GmbH              Energieversorgung Celle GmbH i.L.                 01.12.2002
20283 Mellansvenska Kraftgrupp AB               Mellansv Kraftgrupp AB                            01.12.2002
20287 Rheiner Windpark GmbH                     Rheiner Windpark GmbH & Co. KG                    01.12.2002
20289 E.ON Italia produzione S.p.A.             E.ON Italia Produzione S.p.A.                     01.12.2002
20344 Mazeikiai Power Plant                     Mazeikiu Elektrine                                01.12.2002
20364 Landelektrizitat GmbH (LandE)             LandE GmbH                                        01.12.2002
20378 Elektrizitatswerke Wesertal GmbH          Elektrizitatswerk Wesertal
                                                Gesellschaft mit beschrankter Haftung             01.12.2002
20383 INTERARGEM-Entsorgungs-GmbH               Interargem Entsorgungs GmbH                       01.12.2002
20419 Stadtwerke Minden GmbH                    Stadtwerke Minden Gesellschaft
                                                mit beschrankter Haftung                          01.12.2002
20429 E.ON Energie 9. Beteiligungs-GmbH         E.ON Energie Real Estate GmbH                     01.12.2002
20432 E.ON Energie 12. Beteiligungs-GmbH        RWE Beteiligungs GmbH                             01.12.2002       02.12.2002
20469 BMKW Delitzsch                            BMKW Delitzsch GmbH                               01.12.2002
20480 Ostfold Innovasjon                        Ostfold Innovasjon AS                             01.12.2002
20481 Sydkraft Oslo                             Sydkraft Norge                                    01.12.2002       02.12.2002
20483 SV Gasteknikst Center                     SV Gasteknikst Center AB                          01.12.2002
20510 Karnkraftsakerhet & Utbildning            Karnkraftsakerhet & Utbildning AB                 01.12.2002
20530 Mellansvenska Naturgas Konsortiet         Mellansvenska Naturgas Konsortiet AB              01.12.2002
20532 Varmek                                    Varmek AB                                         01.12.2002
 2496 Frankengas GmbH                           Kommunale Frankengas Beteiligungsgesellschaft mbH 02.01.2002
 4597 ASTA Medica EOOD                          ASTA Medica EOOD (i.L.)                           02.01.2002
 4739 Degussa-Huls Vierte
      Vermogensverwaltungs-GmbH                 Industriepark Wolfgang GmbH                       02.01.2002
 4742 Degussa-Huls Siebente
      Vermogensverwaltungs-GmbH                 Proligo International GmbH                        02.01.2002
 4946                                           Clearex Properties Ltd.                           02.01.2002       28.11.2002
 4963                                           Degussa Vierte Vermogensverwaltungs-GmbH          02.01.2002       27.11.2002
 4970                                           HERKULES Einhundertundvierte
                                                Verwaltungsgesellschaft mbH                       02.01.2002       30.06.2002
 7893 Tianjin Haiwan Minerals Co. Ltd.          Frank & Schulte (Tianjin) Minerals Co., Ltd.      02.01.2002       29.09.2002
 8102 Alex Fries and Fleischman S.A. de C.V.    Degussa Flavors & Fruit Scstems
                                                Mexico S.A. de C.V.                               02.01.2002
 8307 Bayerische Dungekalk Werbe-u.
      Marketing GmbH                            Bayerische Dungekalk Werbe- und Marketing GmbH    02.01.2002
 8735                                           E.ON Neunte Vermogensverwaltungsgesellschaft mbH  02.01.2002       03.07.2002
20302 Thuga Polska Sp.Z.o.o.                    Stadtwerke Frankfurt (Oder)                       02.01.2002       30.11.2002
 2149 Haltern Quelle GmbH                       Stadtische Werke Magdeburg Beteiligungs GmbH      02.07.2002
 2187 E.ON Energie 6.
      Beteiligungsgesellschaft mbH              Gelsenwasser Beteiligungs-GmbH                    02.10.2002
 2517 GHD OBAG AG & Co. KG                      GHD E.ON Bayern AG & Co. KG                       02.12.2002
20501 Johanna 8. Vermogensverwaltungs GmbH      EBY Port 1 GmbH                                   02.12.2002
 2708 Union Fenosa Beteiligungs GmbH            E.ON Sales & Trading -
                                                Union Fenosa Beteiligungs-GmbH                    03.12.2002       04.12.2002
20086 Sydkraft Polen                            Sydkraft Polen AB                                 03.12.2002
20432 RWE Beteiligungs GmbH                     E.ON Sales & Trading - RWE Beteiligungs-GmbH      03.12.2002       04.12.2002
20481 Sydkraft Norge                            Sydkraft Norge AS                                 03.12.2002
20500 Johanna 4. Vermogensverwaltungs GmbH      Johanna 4 Vermogensverwaltungs GmbH               03.12.2002       19.03.2003
  800 Nordharzer Kraftwerke GmbH                Harz Energie Goslar GmbH                          04.06.2002       02.01.2003
 8735 E.ON Neunte
      Vermogensverwaltungsgesellschaft mbH      E.ON Academy GmbH                                 04.07.2002
20007 Gaswerk Wunstorf GmbH                     Gaswerk Wunstorf GmbH & Co. KG                    04.12.2002
 2708 E.ON Sales & Trading -
      Union Fenosa Beteiligungs-GmbH            RWE und Union Fenosa Beteiligungs-GmbH            05.12.2002       02.01.2003
20341                                           East Distribution Network                         12.06.2002       30.09.2002
20342                                           West Distribution Network                         12.06.2002       30.09.2002
20343                                           Lithuanian Power Plant                            12.06.2002       30.09.2002
20344                                           Mazeikiai Power Plant                             12.06.2002       30.11.2002
  999 E.ON UK Verwaltungs GmbH                  E.ON UK Holding GmbH                              12.12.2002
 8188 Korea Master Builders Co. Ltd.            MBT Korea Co., Ltd.                               13.09.2002
20457                                           Mabiko Internet GmbH                              15.09.2002       30.09.2002
20501                                           Johanna 8. Vermogensverwaltungs GmbH              15.11.2002       01.12.2002
 2177 Stadtwerke Neustadt GmbH                  Stadtwerke Neustadt a. Rbge. GmbH                 16.09.2002
 2273 N.V. NEA                                  B.V. NEA                                          16.09.2002
 2425 BHG Biomasse
      Heizwerk-Weisendorf GmbH                  BHG Biomasse Heizwerk Gebersleithe GmbH           16.09.2002       30.11.2002
 2430 BIM OBAG Immobilienverwaltungs
      GmbH & CO KG                              BIM OBAG Immobilienverwaltungs GmbH & Co. KG      16.09.2002       30.09.2002
 2464 EZV Energie- und Service GmbH             EZV Energie- und Service GmbH Untermain           16.09.2002
 2480 Energozdroj, s.r.o.                       Energozdroj s.r.o.                                16.09.2002
 2492 Fernwarmeversorgung Freising GmbH         Fernwarmeversorgung Freising GmbH (FFG)           16.09.2002
 2541 Isar-Amperwerke-Gesellschaft fur          Stromgesellschaft Germering mbH                   16.09.2002
      stadtische Energieversorgung mbH
 2550 Kernkraftwerk Gundremmingen-
      Verwaltungs-Gesellschaft mbH              Kernkraftwerk Gundremmingen GmbH                  16.09.2002
 2625 SEKV GmbH                                 SEKV, spol. s.r.o.                                16.09.2002
 2640 Stadtwerke Bad Mergentheim GmbH           Stadtwerke Tauberfranken GmbH                     16.09.2002
 2661 Stadtwerke Wurzburg GmbH                  Stadtwerke Wurzburg AG                            16.09.2002
 2667 Enaco Energieanlagen-
      und Kommunikationstechnik GmbH            ENACO Energieanlagen- und
                                                Kommunikationstechnik GmbH                        16.09.2002
 2734 Mercateo.com AG                           Mercateo AG                                       16.09.2002       30.11.2002
 2751 Erdgasversorgung Forchheim GmbH           EFG Erdgas Forchheim GmbH                         16.09.2002
20120 Sydkraft Varme Malardalen AB              Sydkraft MalarVarme AB                            16.09.2002       30.09.2002
20144 Sydenergi AB                              Enista  Atervinning                               16.09.2002       30.11.2002
20146 Sydsvenska Varmekraft AB                  Sydkraft Karnkraft AB                             16.09.2002
20232 MittCommunication i Sundsvall AB          Sydkraft Communication i Sundsvall AB             16.09.2002       30.11.2002
20233 Tellus Evab AB                            Sydkraft P14 AB                                   16.09.2002       30.09.2002
20234 Tellus Elkab AB                           Sydkraft Energos AB                               16.09.2002
20235 Markushusbro AB                           ElektroSandberg Matteknik                         16.09.2002       30.11.2002
20269 BKM Ma(beta)bach GmbH                     BKM Breitbandkabel Ma(beta)bach GmbH              16.09.2002
20295 EVI Energieversorgung Hildesheim          EVI Energieversorgung Hildesheim GmbH & Co. KG    16.09.2002
20296 EVI Energieversorgung Hildesheim
      Verwaltungs-GmbH                          EVI Energieversorgung Hildesheim Verwaltungs GmbH 16.09.2002
20469                                           BMKW Delitzsch                                    16.09.2002       30.11.2002
20480                                           Ostfold Innovasjon                                16.09.2002       30.11.2002
20481                                           Sydkraft Oslo                                     16.09.2002       30.11.2002
20483                                           SV Gasteknikst Center                             16.09.2002       30.11.2002
20484                                           Energetyka Cieplna Sp. Zo. O                      16.09.2002       30.11.2002
20510                                           Karnkraftsakerhet & Utbildning                    16.10.2002       30.11.2002
20364                                           Landelektrizitat GmbH (LandE)                     19.06.2002       30.11.2002
20365                                           Sydkraft Kungsbacka AB                            19.06.2002       14.01.2003
  205 Stinnes Vermogensverwaltungs-
      Aktiengesellschaft                        E.ON Elfte
                                                Vermogensverwaltungs-Aktiengesellschaft           20.09.2002       31.10.2002
 4051 Europrotection Gesellschaft
      fur personliche                           Stockhausen
                                                Projektgesellschaft Europrotection GmbH           20.12.2002
      Schutzausrustung und
      logistische Dienstleistung
 4646 Finanz Universal S.A.                     Degussa Re S.A.                                   20.12.2002
 4885 Degussa Catalysts & Initiators
      Pty Limited                               Laporte Industries Australia Ltd. (i.L.)          20.12.2002       02.01.2003
 8235 Infraserv GmbH & Co
      Munchsmunster KG                          Industriepark Munchsmunster GmbH & Co. KG         20.12.2002
 8284 Degussa BioActives, LLC                   Degussa BioActives US, LLC                        20.12.2002
 8310 Degussa Flavors & Fruit Systems
      Sales, LLC                                Degussa Flavors & Fruit Systems US, LLC           20.12.2002
 8355 Th. Goldschmidt Industrias
      Quimicas Ltda.                            Goldschmidt Industrias Quimicas Ltda.             20.12.2002
 8356 Th. Goldschmidt Korea Ltd.                Goldschmidt Korea Ltd.                            20.12.2002
 8357 Th. Goldschmidt Pacific Ltd.              Goldschmidt Pacific Ltd.                          20.12.2002
 8358 Th. Goldschmidt Pacific Ltd.
      Taiwan Branch                             Goldschmidt Pacific Ltd. Taiwan Branch            20.12.2002
 8359 Th. Goldschmidt Scandinavia A/S           Goldschmidt Scandinavia A/S                       20.12.2002
 8441 Goldschmidt Chemical Shanghai Co Ltd.     Degussa Chemicals Shanghai Co., Ltd.              20.12.2002
 8445 Macela GmbH                               Industriepark Munchsmunster Verwaltungs GmbH      20.12.2002
 2575 Mitteldeutsche
      Energieversorgung Halle AG                envia Mitteldeutsche Energie AG                   23.08.2002
20429                                           E.ON Energie 9. Beteiligungs-GmbH                 23.09.2002       30.11.2002
20430                                           E.ON Energie 10. Beteiligungs-GmbH                23.09.2002       18.12.2002
20431                                           E.ON Energie 11. Beteiligungs-GmbH                23.09.2002       30.11.2002
20432                                           E.ON Energie 12. Beteiligungs-GmbH                23.09.2002       26.11.2002
20436                                           E.ON Energie 16. Beteiligungs-GmbH                23.09.2002       13.03.2003
20378                                           Elektrizitatswerke Wesertal GmbH                  24.07.2002       30.11.2002
20380                                           WWG Klein Heidorn GbR                             24.07.2002       25.07.2002
 3055 EVP Energieversorgung Potsdam GmbH        Energie und Wasser Potsdam GmbH                   25.05.2002
20298 Sadio 50 Vermogensverwaltungs-GmbH        LandE Gifhorn GmbH                                26.06.2002       15.09.2002
20380 WWG Klein Heidorn GbR                     Wasserwerks-Betriebsgemeinschaft
                                                Klein Heidorn GbR                                 26.07.2002
 5810                                           E.ON UK Finance Ltd                               27.11.2002       03.03.2003
  197 Creative hobbies GmbH                     Knorr Prandell GmbH                               28.11.2002
 4118 dmc2 Degussa Metals Catalysts Cerdec AG   Degussa Verwaltungs-AG                            28.11.2002
 4129 Degussa China Ltd.                        Degussa Hong Konk Ltd.                            28.11.2002
 4736 Degussa-Huls Erste
      Vermogensverwaltungs-GmbH                 DH Erste Vermogensverwaltungs-GmbH                28.11.2002
 4737 Degussa-Huls Zweite
      Vermogensverwaltungs-GmbH                 DH Zweite Vermogensverwaltungs-GmbH               28.11.2002
 4738 Degussa-Huls Dritte
      Vermogensverwaltungs-GmbH                 DH Dritte Vermogensverwaltungs-GmbH               28.11.2002       02.01.2003
 4860 Circuit Chemistry Equipment               Circuit Chemistry Equipment (i.L.)                28.11.2002
 4888 Laporte Speciality Organics Pte. Ltd.     Laporte Speciality Organics Pte. Ltd. (i.L.)      28.11.2002
 4963 Degussa Vierte Vermogensverwaltungs-GmbH  CyPlus GmbH                                       28.11.2002
 6448 Viterra Sicherheit + Service Ges.m.b.H.   Viterra Sicherheit + Service
                                                Ges.m.b.H. i.L.                                   28.11.2002
 2510 GEDOS Hungaria Kft.                       is: energy Hungary Kft.                           29.07.2002
 2511 GEDOS Synergie a.s.l                      is: energy czech a.s.                             29.07.2002
 4899 EPC                                       EPC (i.L.)                                        29.11.2002       19.12.2002
 4910 EV                                        EV (i.L.)                                         29.11.2002       19.12.2002
 4911 EGMS                                      EGMS (i.L.)                                       29.11.2002       19.12.2002
 4912 Evode Industries                          Evode Industries (i.L.)                           29.11.2002       19.12.2002
 4916 Laporte (ECL) Limited                     Laporte (ECL) Limited (i.L.)                      29.11.2002       24.01.2003
 4917 Alumina Chemicals (UK) Limited            Alumina Chemicals (UK) Limited (i.L.)             29.11.2002       24.01.2003
 4918 Bio Kil                                   Bio Kil (i.L.)                                    29.11.2002       19.12.2002
 4919 Laporte Organisation Ltd.                 Laporte Organisation Ltd. (i.L.)                  29.11.2002
 4923 Laporte (DL) Limited                      Laporte (DL) Limited (i.L.)                       29.11.2002
 4925 Gramos                                    Gramos (i.L.)                                     29.11.2002       19.12.2002
 4926 Maintenance Products Limited              Maintenance Products Limited (i.L.)               29.11.2002       24.01.2003
 4927 W.S. Furguson & Company Limited           W.S. Furguson & Company Limited (i.L.)            29.11.2002       28.01.2003
 4928 Laporte Chelveston Limited                Laporte Chelveston Limited (i.L.)                 29.11.2002
 4930 Laporte Industrial Coatings               Laporte Industrial Coatings (i.L.)                29.11.2002
 4931 Idenden Alumet Limited                    Idenden Alumet Limited (i.L.)                     29.11.2002       24.01.2003
 4933 Postans                                   Postans (i.L.)                                    29.11.2002       19.12.2002
 4934 Westbrown Contractors                     Westbrown Contractors (i.L.)                      29.11.2002       19.12.2002
 4935 Lapodorm no 3                             Lapodorm no 3 (i.L.)                              29.11.2002       19.12.2002
 4937 Lapo-Chem Limited                         Lapo-Chem Limited (i.L.)                          29.11.2002       24.01.2003
 4938 Midland Speciality                        Midland Speciality (i.L.)                         29.11.2002       19.12.2002
 4946 Clearex Properties Ltd.                   Clearex Properties Ltd. (i.L.)                    29.11.2002
 7256 Stinnes Immobiliendienst GmbH & Co.KG     Dritte Kommanditgesellschaft
                                                Stinnes Immobiliendienst GmbH & Co. KG            30.06.2002       29.09.2002
 7708 Schenker Computer Logistic Comp. AB       Dedicated 3 PL Services AB                        30.06.2002       29.09.2002
 7709 Bilspedition Godsservice i Sundsvall AB   Goodservice i Sundsvall AB                        30.06.2002       29.09.2002
 8266 S.C.I.Z.S.                                S.C.I.Z.S. i.L.                                   30.09.2002
 8369 Alpha-Verwaltungs-GmbH                    Construction Research & Technology GmbH           31.12.2002
 8424 Multiresinas Ltda.                        Multiresinas Ltda. (i.L.)                         31.12.2002
 8453 Genset KK                                 Proligo Japan KK                                  31.12.2002
 8454 Genset Pacific Pty Limited                Proligo Australia Ltd Pty                         31.12.2002
 8455 Genset Biotechnology Pte Limited          Proligo Singapore Ltd Pty                         31.12.2002
 8456 Genset Biotechnology Limited              Proligo England Ltd. (i.L.)                       31.12.2002